Accelerating the global development and commercialization of innovative pharmaceuticals April 2008 Exhibit 99.1

© MediciNova, Inc. 2008 2
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-
looking statements include, without limitation, statements regarding our clinical trials supporting safety and efficacy of product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, financial condition, liquidity and capital resources. These forward-looking statements may be preceded by, followed by or otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," "projects," "can," "could," "may," "would," or similar expressions. Actual results or events may differ materially from those expressed or implied in any forward-
looking statements due to various factors, including, without limitation, the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom we rely to conduct our clinical trials and manufacture our product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities; the timing of expected filings with the FDA; our failure to execute strategic plans or strategies successfully; our collaborations with third parties; the availability of funds to complete product development plans and our ability to raise sufficient capital when needed; intellectual property or contract rights; and the other risks and uncertainties described in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended
December 31, 2007. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We disclaim any intent or obligation to revise or update these forward-looking statements.
Forward-Looking Statements
Forward-Looking Statements

© MediciNova, Inc. 2008 3
Development Company Focused on Differentiated Product Candidates
•
Unique access to differentiated, potentially high-value assets primarily from Japanese alliances
New Approaches to Treat Serious Medical Conditions:
•
MN-221: IV Status Asthmaticus candidate
•
Potential $500 M US opportunity for MediciNova
•
MN-166: Oral Multiple Sclerosis candidate
•
In 2006, approximately $7.2 B in worldwide MS therapeutic sales*
Diverse Pipeline:
•
Six compounds with applications in multiple disease areas
Corporate Overview:
Corporate Overview:
MediciNova, Inc.
MediciNova, Inc.
*Source: MedAdNews, June 2007

Kyorin

KISSEI

Mitsubishi Pharma Corporation

ANGIOGENE
PHARMACEUTICALS LTD

Meiji

MEDICINOVA

© MediciNova, Inc. 2008 4
In-License:
•
Product candidates with significant clinical or preclinical
data
Conduct Proof-of-Concept Clinical Trials:
•
Conduct Phase I and Phase II clinical trials to
demonstrate efficacy of compound
Two Pathways Towards ROI After Phase II:
•
Continue internal development of compound towards
commercialization
•
Seek partnership for further development of compound
Business Model:
Business Model:
Return On Investment
Return On Investment

MN-221
2008
2009
2010
1H
2H
1H
2H
1H
2H
PIIa 4-Hour Infusion*
PIIb Single-Blind*
PIIb Double-Blind*
PIII*/**
PIII*/**

MEDICINOVA

© MediciNova, Inc. 2008 5
NDA
†
MN-221 Development Plan
MN-221 Development Plan
Note: Development plans / timelines for MN-221 are subject to change
*Anticipated commencement and completion dates based on current projections
**We also plan to conduct an advanced clinical trial of MN-221 in pediatric patients with status asthmaticus;
however, we have not yet determined whether this clinical trial will be initiated in conjunction with the other planned Phase III clinical trials or after NDA submission
†
Filing as early as 2H’10

© MediciNova, Inc. 2008 6
Definition:
•
Long-lasting and severe asthma episode that is not responsive to initial bronchodilator or corticosteroid therapy
MN-221:
•
Novel, highly selective 2-adrenergic receptor agonist
•
Greater selectivity
•
Partial agonist for 1 receptor in the heart
•
Full agonist for 2 receptor in the lungs
•
Improved safety (fewer cardiovascular side effects) compared to older -agonists
•
IV formulation for acute hospital use
•
Reliable and rapid delivery
•
Positive Phase IIa results reported in October 2007
MN-221: A New Approach to
MN-221: A New Approach to
Treating Status Asthmaticus
Treating Status Asthmaticus

© MediciNova, Inc. 2008 7
Market Opportunity:
•
Approximately 1.9 million emergency room visits in the US each year*
•
500,000 hospitalizations
•
Approximately 4,000 deaths annually in the US*
•
Potential $500 M market opportunity for MediciNova
Current Standard of Care*:
•
Beta agonists (all patients)
•
Inhaled or nebulized
•
Corticosteroids (66-77% of patients)
•
IV or oral
*Source: National Center for Health Statistics / CDC
MN-221: Market Opportunity
MN-221: Market Opportunity

β

Human β–Adrenergic Receptor Selectivity			
Drug	Adrenoceptor (IC_{50}, μM)		β_2-Adrenoceptor Selectivity
	β_1	β_2	(IC_{50} for β_1/IC_{50} for β_2)
MN-221	1.39	0.0224	62.1
Albuterol (Salbutamol)	5.63	1.56	3.61

Displacement of [^{3}H]-cyanopindolol or [^{3}H]-CGP12177 binding in membrane preparations expressing human cloned β_1- and β_2-adrenoceptors, respectively

MEDICINOVA

© MediciNova, Inc. 2008
1. Proven mechanism of action (

-adrenergic agonist)
2. Rapid, reliable IV delivery (vs. inhaled / nebulized)
3. Safer (greater selectivity = fewer cardiovascular SE)

Competitive Advantages of
Competitive Advantages of
MN-221
MN-221

© MediciNova, Inc. 2008 9
Phase IIa study design
•
Randomized, placebo-controlled, double-blind, sequential dose escalation
•
23 subjects with mild-to-moderate asthma
•
Primary objective
• To determine the efficacy of a single 15-minute treatment with intravenous MN-221
•
Secondary objective
• To determine the MTD (Maximum Tolerated Dose)
Primary endpoint met in Phase IIa study completed October 2007
•
Achieved statistical significance in its primary endpoint of mean change in FEV1 from baseline at 15 minutes at doses of 3.5, 10, 16, and 30 micrograms/min of MN-221 compared to placebo
•
No clinically significant cardiovascular, ECG or vital sign changes, or any other safety concerns observed at any dose tested
•
60 micrograms/min x 15 min (900 mcg) dose a possible MTD of MN-221
MN-221: Positive Phase IIa data
MN-221: Positive Phase IIa data

Mean FEV1 (L) Change from Pre-infusion
0.5
0.4
0.3
0.2
0.1
0
0.01
0.07
p=0.3626
0.11
p=0.1377
0.18
p=0.0106
0.31
p<0.0001
0.26
p=0.0006
0.43
p<0.0001

MEDICINOVA

© MediciNova, Inc. 2008
Change from Pre-Infusion FEV1 at 15 min (ITT)
Placebo .35
ug/min
1.0
ug/min
3.5
ug/min
10
ug/min
16
ug/min
30
ug/min
MN-221-CL-002: Primary
MN-221-CL-002: Primary
Efficacy Variable
Efficacy Variable

© MediciNova, Inc. 2008
MN-221: Safety
MN-221: Safety
Phase IIa Safety Findings:
•
No clinically significant cardiovascular, ECG or vital sign changes, or any other safety concerns observed at doses up to 30 micrograms/minute for 15 minutes or any time point thereafter
•
60 micrograms/minute infusion improved FEV1 significantly (p< 0.0001) without clinically significant cardiovascular, ECG or vital sign changes; however, the safety trend led us to believe that this is a possible MTD and higher doses should not be tested
Safety Database:
•
MN-221 has been tested in over 300 subjects in the US and Europe to date
•
Subjects have had infusions with no clinically significant adverse events at:
• 16 micrograms/minute for up to 4 hours and at lower doses for up to 24 hours

© MediciNova, Inc. 2008
Commence two Phase IIb studies to test efficacy of MN-221 in status asthmaticus patients in the emergency room
Single Blind (~32 patients)
•
Anticipated commencement date: 1H’08
•
Results expected as early as 2H’08
Double Blind (~200 patients)
•
Anticipated commencement date: 2H’08
•
Results expected as early as 2H’09
Commence second Phase IIa study in stable asthmatic patients (~20 patients) for extended dosing (4 hour infusion)
•
Anticipated commencement date: 1H’08
•
Results expected as early as 2H’08
MN-221: Next Steps
MN-221: Next Steps

Normal nerve
Exposed fiber
Nerve affected by MS
Damaged myelin

MEDICINOVA

© MediciNova, Inc. 2008 13
MN-166 Overview
MN-166 Overview
•
Multiple Sclerosis
•
Autoimmune disease
•
Progressive loss of
neuromuscular function
•
Relapsing forms
•
Progressive forms
•
Damage to myelin sheath
•
Damage to neuronal axon

© MediciNova, Inc. 2008 14
Multiple Sclerosis Market:
•
Approximately $7.2 B worldwide sales in 2006*
Current Standard of Care:
•
Beta interferons, Copaxone ® , Tysabri ®
•
Administered either by intramuscular or subcutaneous injection or infusion
MN-166:
•
Anti-inflammatory and neuroprotective properties in vitro and in vivo
•
Stimulates Th2 cytokine production and neurotrophic factor release
•
Cerebrovasodilator
•
Inhibits leukotrienes, phosphodiesterases, Th1 cytokine production, nitric oxide and reactive oxygen species production
•
Demonstrated effects on brain volume
•
Targets both primarily chronic aspects of multiple sclerosis
•
Oral administration
MN-166 Overview
MN-166 Overview
*Source: MedAdNews, June 2007

© MediciNova, Inc. 2008 15
Description
Efficacy
(relapse rate)
Current agents offer only 30-50% relapse reduction
Neutralizing antibodies can diminish efficacy over time
Most patients ultimately progress; neurodegeneration leads
to functional disability
AEs – including flu-like symptoms
SAEs – Rare but fatal PML with Tysabri
®
Safety issues with pipeline drugs
Safety/
tolerability
Injections – daily or weekly
Infusions – monthly
Administration
Increasing interest in combination therapies given
sub-optimal efficacy with current “core” agents
Black box on combination with Tysabri, REMS program
Combination
Demonstrated neuroprotection, that is, reduction in disease
progression,  would be groundbreaking
Historically, anti-inflammatory agents have shown little
impact on disease progression
Axonal
Protection
There Are Substantial
There Are Substantial
Unmet Needs in MS
Unmet Needs in MS

© MediciNova, Inc. 2008
Placebo-controlled, randomized, double-blind Phase II study:
•
Year 1 - 0, 10 mg tid, 20 mg tid
•
Year 2 - 10 mg tid, 20 mg tid
•
n ~ 100 MS patients/group @ 25 sites in Serbia, Ukraine, Belarus, Bulgaria and
Romania
Key inclusion criteria:
•
Males or females aged 18 to 55 years, with relapsing remitting (RR) and/or secondary progressive (SP) Multiple Sclerosis with continued relapses;
•
A definite diagnosis of relapsing MS using the new International Committee recommendations (MacDonald Criteria);
•
One MRI scan taken two weeks prior to treatment start using a standardized MRI protocol with at least one Gd-enhancing lesion;
•
An EDSS score of 5.5 or less at the screening and baseline visits.
Current Clinical Studies: MN-
Current Clinical Studies: MN-
166-CL-001
166-CL-001

© MediciNova, Inc. 2008
MN-166 Effects Outcomes Related to Disease Progression in RRMS Patients
Clinical and MRI Outcomes:
•
Prolong time to relapse (by 127 days.)
•
Sustained disability progression was significantly less likely (~50%)
•
Reduced Brain Volume Loss
•
Reduced Conversation of Acute Lesions to Persistent Black Holes
Mechanisms of Action
•
Stimulates Neurotrophic Growth Factor Release
•
Inhibits nitric oxide and reactive oxygen species production
•
Inhibits Th1 cytokine production (IFN- , TNF- , IL-1 , IL-6)
•
Pilot studies found reduced relapse rate and Th1 Th2 cytokine shift
•
Phosphodiesterase IV and Leukotriene inhibitor

P-Value: 0.044
P-Value: 0.030
MN-166
MN-166
Targets
Targets
Primarily
Primarily
Chronic
Chronic
Aspects
Aspects
of
of
MS
MS
P-Value: 0.026
P-Value: 0.011

Figure 4-1 Plot of Time to First Relapse by Treatment (ITT)
Core (1-12 Months)
Survival Distribution Function
1.00
0.75
0.50
0.25
0.00
0
50
100
150
200
250
300
350
400
Time to First Relapse
Median 401 days
Median 244 days
STRATA:
treat=30mg/day
Censored treat=30mg/day
treat=60mg/day
Censored treat=60mg/day
treat=Placebo
Censored treat=Placebo

MEDICINOVA

© MediciNova, Inc. 2008 18 Acute Efficacy Demonstrated: Acute Efficacy Demonstrated: Time to First Relapse Time to First Relapse

© MediciNova, Inc. 2008
TREATMENT
Time Period
Placebo to Active
(N=100)
30 mg
(N=94)
60 mg
(N=98)
1 Year 8 (8.0%) 5 (5.3%) 4 (4.1%)
2 Years 8/51 (15.7%) 13/49 (26.5%) 10 (10.6%) 10 (10.2%)
21/100 (21%)
20/194 (10.4%)
p=0.0264

Disability Progression is defined as a sustained increase in EDSS
(increase in EDSS 1 maintained for four consecutive months)
Sustained Disability Progression
Sustained Disability Progression

60 mg
30 mg
PBO to 60 mg
PBO to 30 mg
0
0.5
1
1.5
2
2.5

MEDICINOVA

© MediciNova, Inc. 2008

N=71                             1.59
Chronic Efficacy Demonstrated:
Chronic Efficacy Demonstrated:
Effects on Brain Volume
Effects on Brain Volume
N=70                                             1.79
N=34                                                              2.08
N=45                                                              2.12
Percent Brain Volume Reduction
Percent Brain Volume Reduction (0 - 24 months)
Brain volume loss was significantly less (p=0.030) in patients receiving 60 mg per day of MN-166 for 24 months compared to the other treatment groups

© MediciNova, Inc. 2008

Reduction of
Persistent Blackion
Parameter
Treatment Groups
Placebo 30 mg/day 60 mg/day
# Patients w. New Lesions at Month 2 72 64 56
Mean Proportion of Lesions Evolving to PBH 0.24 0.20 0.16
Relative Risk (for Evolution to PBH) vs. placebo - 0.74 0.63
p Value - 0.074 0.011
MN-166 treatment at 60 mg per day significantly reduced the relative risk for conversion of new inflammatory lesions identified at month two to Persistent Black Holes (PBH), an MRI indicator of neuronal loss, eight months later at month ten by 37 percent (p=0.011); such lesions that remain unchanged for eight months are considered PBHs as compared to transient inflammatory lesions that are more closely associated with relapses.
MN-166 treatment at 30 mg per day resulted in a trend toward reducing evolution to PBH
(p=0.074).
Loss of brain volume and development of PBHs on MRI have been shown to correlate with clinical progression and disability in MS patients.
Reduction of Persistent Black Hole (PBH)
Reduction of Persistent Black Hole (PBH)
Formation, a Sign of Axonal Loss
Formation, a Sign of Axonal Loss

© MediciNova, Inc. 2008 22
•MN-166 was very well tolerated in Phase II study:
89% (264 of 297) of subjects completed the first 12 months of the study
82.5% (245 of 297) of subjects completed the full 24 months of the study
•Discontinuation
due to adverse effects was infrequent (5.1% in 60 mg/day for 24 months, 2.1%
in 30 mg/day for 24 months, 2.0% in placebo to 60 mg/day, 1.9% in placebo to 30 mg/day)
•Adverse effects were generally mild and self-limiting
•GI adverse effects as a group and depression were the only adverse events to occur more frequently in MN-166-treated than in placebo-treated subjects
•Tolerance to the GI side effects occurred rapidly (2-4 days) and tended to occur early in treatment whether MN-166 treatment was initiated in Year 1 or Year 2
•Mild-to-moderate depression was reported in 8 subjects; depression is common in MS patients and was reported only towards the end of the study
•No significant increase in adverse laboratory or ECG findings was observed
•20 serious adverse events were reported; all were not
or unlikely to be attributable to
treatment
•No deaths occurred in the study
MN-166 Overview-Safety
MN-166 Overview-Safety

© MediciNova, Inc. 2008
Compound Sponsor
Current
Phase
Safety Profile
from Phase II trials
MN-166 MediciNova Phase II Mild, transient GI upset
FTY 720 Novartis Phase III
Blood pressure
Heart rate
Dyspnea
Liver
enzymes
Lymphopenia
Cladribine
Merck
Serono
Phase III Fever
Nausea,
Vomiting
Leucopenia
BG-12 Biogen-Idec Phase III
H/A,
Nasopharyngitis
GI
disorders
Liver
enzymes
Laquinimod Teva Phase III Liver enzymes Arthralgia
Fibrinogen
Hemoglobin
Safety Comparison with Other
Safety Comparison with Other
Oral Agents
Oral Agents

Core Candidates	Preclinical	Phase I	Phase II	Phase III
MN-166 (Multiple Sclerosis)				
MN-221 (Status Asthmaticus)				
Non-Core Candidates	**Preclinical**	**Phase I**	**Phase II**	**Phase III**
MN-001 (Bronchial Asthma)				
MN-305 (Anxiety Disorders)				
MN-001 (Interstitial Cystitis)				
MN-029 (Solid Tumors)				
MN-221 (Preterm Labor)				
MN-246 (Urinary Incontinence)				
MN-447/462 (Thrombosis)

© MediciNova, Inc. 2008 24 Commercially-Attractive Commercially-Attractive Diversified Portfolio Diversified Portfolio

© MediciNova, Inc. 2008 25
MN-221 for Status Asthmaticus
•
Single-blind Phase IIb study to test efficacy - commencement date: 1H’08
•
Results as early as 2H’08
•
Double-blind Phase IIb study to test efficacy - commencement date: 2H’08
• Results as early as 2H’09
•
Second Phase IIa study for extended dosing - commencement date: 1H’08
• Results as early as 2H’08
MN-166 for Multiple Sclerosis
•
Announced Two-Year Phase II results – April 7, 2008
•
Pursue corporate partnership to further development
Medicinova is constantly evaluating opportunities to partner MN-166 and other product candidates
Near-Term Clinical
Near-Term Clinical
Milestones
Milestones

© MediciNova, Inc. 2008 26
Dual Listing:
•
MNOV (NasdaqGM), December 2006
•
4875 (Osaka – Hercules), February 2005
•
Limited liquidity due to low float
Cash: $70.6 M as of 12/31/07
Market cap as of 4/15/08: ~$49.6 M
Shares outstanding: 11.9 M
Key Financials
Key Financials

© MediciNova, Inc. 2008 27
Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
32 Prof. USC, Formerly Prof. Pitt;
Advisor to JAFCO, Tanabe
Director, Avigen, Inc.
Richard Gammans, PhD, MBA
Richard Gammans, PhD, MBA
Gammans, PhD, MBA
, PhD, MBA
Chief Development Officer
30 Incara, Indevus, BMS
Kenneth W. Locke, PhD Kenneth W. Locke, PhD
Chief Scientific Officer
23 Tanabe Research Laboratories USA,
Indevus, Hoechst
Shintaro Shintaro Asako, CPA
Asako, CPA
, CPA
Chief Financial Officer
9 KPMG USA (Audit), Arthur Andersen USA
Masatsune Masatsune Okajima, CMA
Okajima, CMA
, CMA
VP, Head of Japanese Office
16 Daiwa Securities SMBC,
Sumitomo Capital Securities, Sumitomo Bank
Management Team with Global
Management Team with Global
Experience
Experience

© MediciNova, Inc. 2008 28
MN-221 (Status Asthmaticus):
•
Proven mechanism of action
•
Highly selective with improved safety profile vs. standard of care
•
Low risk / high reward proposition
• Positive efficacy data
• Low development costs to market
MN-166 (Multiple Sclerosis):
•
Current treatment of MS represents significant unmet medical need
•
Multi-billion dollar market opportunity
•
Both chronic and acute efficacy have been demonstrated in clinical studies
Robust pipeline
•
Six compounds with applications in multiple disease areas
Investment Highlights
Investment Highlights